UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2018

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	000-06253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on October 19, 2017, Simmons First National Corporation (“Simmons”) completed its mergers with Southwest Bancorp, Inc. (“OKSB”) and First Texas BHC, Inc. (“First Texas”). Simmons was the surviving corporation in each mergers, which are referred to individually as the “OKSB Merger” and the “First Texas Merger,” respectively, and collectively as the “mergers.” To effect the OKSB Merger, Simmons issued approximately 7,250,000 shares of Simmons’ common stock and paid $95,000,000 in cash. To effect the First Texas Merger, Simmons issued 6,500,000 shares of Simmons’ common stock and paid $70,000,000 in cash. The mergers were described in the Joint Proxy Statement/Prospectus of Simmons, OKSB, and First Texas (the “Joint Proxy Statement/Prospectus”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 12, 2017.

Simmons is filing this Current Report in order to provide historical unaudited financial information with respect to OKSB and First Texas as of and for the period ended September 30, 2017, and certain unaudited pro forma financial information giving effect to the transactions as though they had been completed on the dates set forth in such information.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

(i)	The audited consolidated statements of financial condition of OKSB as of December 31, 2016 and 2015, and the related audited consolidated statements of operations, comprehensive income, cash flows and shareholders’ equity for each of the three years ended December 31, 2016, and the related notes and report of independent auditors thereto, are incorporated by reference to OKSB’s Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 001-34110), which was filed with the SEC on March 9, 2017.

(ii)	The unaudited consolidated statements of financial condition of OKSB as of September 30, 2017 and 2016, and related unaudited consolidated statements of operations, comprehensive income, cash flows and shareholders’ equity for the nine months ended September 30, 2017 and 2016, and related notes thereto, are included as Exhibit 99.1 and incorporated by reference herein.

(iii)	The audited consolidated balance sheets of First Texas as of December 31, 2016 and 2015, and the related audited consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for each of the three years ended December 31, 2016, and the related notes and report of independent auditors thereto are included as Exhibit 99.2 and incorporated by reference herein.

(iv)	The unaudited condensed consolidated balance sheets of First Texas as of September 30, 2017 and 2016, and related unaudited condensed consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the nine months ended September 30, 2017 and 2016, and related notes thereto, are included as Exhibit 99.3 and incorporated by reference herein.

(b)	Pro forma financial information.

(i)	The unaudited pro forma combined consolidated balance sheet of Simmons as of September 30, 2017, and the unaudited pro forma combined consolidated statements of income for the nine months ended September 30, 2017 and the year ended December 31, 2016 are included as Exhibit 99.4 and incorporated by reference herein.

(c)	Shell Company Transactions.

(i)	Not applicable.

(d)	Exhibits

Exhibit 15.1	Awareness Letter of Payne & Smith, LLC with respect to the interim financial statements of First Texas BHC, Inc.

Exhibit 23.1	Consent of BKD with respect to the audited financial statements of Southwest Bancorp, Inc.

Exhibit 23.2	Consent of Ernst & Young LLP with respect to the audited financial statements of Southwest Bancorp, Inc.

Exhibit 23.3	Consent of Payne & Smith, LLC with respect to the audited financial statements of First Texas BHC, Inc.

Exhibit 99.1	Unaudited Condensed Consolidated Financial Statements of Southwest Bancorp, Inc. as of and for the nine months ended September 30, 2017 and September 30, 2016

Exhibit 99.2	Audited Consolidated Financial Statements of First Texas BHC, Inc. as of and for the years ended December 31, 2016 and 2015

Exhibit 99.3	Unaudited Condensed Consolidated Financial Statements of First Texas BHC, Inc. as of and for the nine months ended September 30, 2017 and September 30, 2016

Exhibit 99.4	Unaudited Pro Forma Combined Consolidated Financial Statements of Simmons First National Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: March 19, 2018	Robert A. Fehlman, Senior Executive Vice President, Chief Financial Officer and Treasurer